SALOMON BROTHERS CAPITAL FUND INC

SUPPLEMENT DATED OCTOBER 26, 2005

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 29, 2005

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus and SAI of the fund.

The section of the table with regard to the Capital Fund appearing on page 65 of the Prospectus under the heading “Management—The portfolio managers” is deleted and replaced with the following:

Fund	Portfolio Manager/Portfolio Management Team Members, Title	Portfolio Manager Since	Past 5 years’ business experience
Capital Fund	Kevin Caliendo, Director	July 2004	Portfolio manager of fund; senior portfolio manager for all cap strategies; co-manager for large cap core, sector neutral strategies; sector manager for small cap growth and balanced strategies; member of manager’s investment policy committee; joined Citigroup or its predecessor firms in 2002; prior to 2002, was an equity analyst and convertible portfolio manager (healthcare) at SAC capital, a convertible analyst (healthcare) at Wachovia Securities, an equity analyst (healthcare) at ING Barings, and an equity analyst (medical devices) at Bear Stearns.

The section of the table with regard to the Capital Fund appearing on page 116 of the SAI under the heading “Portfolio Managers—Other Accounts Managed by Portfolio Managers” is deleted and replaced with the following:

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Capital Fund	Kevin Caliendo	5 registered investment companies with $.64 billion in total assets under management	0 other pooled investment vehicles	0 other accounts

SAM # 0780